UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 21, 2005


                        Secure Technologies Group, Inc.
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       (Exact name of small business issuer as specified in its charter)

           Delaware                     0-9940                  13-2854686
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(State or other jurisdiction of     (Commission file          (IRS Employer
 incorporation or organization)          number)          Identification Number)

    21634 Club Villa Terrace                                         33433
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   (Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:            (561) 447-6612
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.03  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal
           Year

         On March 21, 2005, pursuant to a Definitive Information Statement filed on February 17, 2005, the following actions of the Registrant became effective
(a) a one-for-two hundred and fifty share reverse split of the Registrant's Common Stock and (b) amendments to the Registrant's Certificate of Incorporation to: (i) change the name of the Registrant to Secure Technologies Group, Inc.;
(ii) decrease the authorized shares of Common Stock from 750,000,000 to 150,000,000; (iii) decrease the par value of the Common Stock from $.01 to $.0001; and (iv) increase the authorized shares of Preferred Stock from 1,000,000 shares to 5,000,000 shares.

         As a result of the above, effective March 21, 2005, the Registrant's new ticker symbol is "SCTC".

Item 8.01  Other Events

         On March 28, 2005, holders of the Registrant's series B preferred stock converted a portion of their shares of series B preferred stock and all of their series D preferred stock into an aggregate of 5,730,000 shares of common stock. Upon such conversions the Registrant's controlling shareholder, The Trinity Group, Inc, a company owned by Lewis S. Schiller, the Registrants chief executive officer and chairman, received 4,000,000 shares of common stock and Grazyna B. Wnuk, the Registrant's vice-president and secretary received 400,000 shares of common stock. All of the shares of common stock that were issued pursuant to the aforementioned conversions of preferred stock represent restricted shares and are subject to Rule 144 sales limitations.

         Subsequent to the March 28, 2005 series B and D preferred stock conversions there were issued and outstanding: (i) 8,850,000 shares of common stock; (ii) 1,000 shares of series A preferred stock outstanding; (iii) 14,110 shares of series B preferred stock outstanding, which as of March 28, 2005 are convertible into 10,853,846 shares of common stock; (iv) no shares of series D preferred stock; and, (v) five year common stock purchase warrants to purchase an aggregate of 7,369,440 shares of common stock for $2.50 per share.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SECURE TECHNOLOGIES GROUP, INC.
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                                                       (Registrant)

Date: March 30, 2005                /S/  Lewis S. Schiller
                                    ________________________________________
                                    Lewis S. Schiller
                                    Chief Executive Officer


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